UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014 (September 8, 2014)

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352

Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 8, 2014, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement (together with the Pricing Agreement (as defined below), the “Underwriting Agreement”) and a related Pricing Agreement (the “Pricing Agreement”) with Wells Fargo Securities, LLC, Barclays Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement (the “Underwriters”), in connection with the public offering by the Operating Partnership of $250,000,000 million in aggregate principal amount of its 4.100% Guaranteed Notes due 2024 (the “2024 Notes”) and $250,000,000 million in aggregate principal amount of its 4.550% Guaranteed Notes due 2029 (the “2029 Notes” and, together with the 2024 Notes, collectively the “Notes”). The Company will fully and unconditionally guarantee the payment of principal of and premium, if any, and interest on the Notes. The offering is expected to close on September 16, 2014, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-195740), under the Securities Act.

Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K. The foregoing is not a complete discussion of the Underwriting Agreement and the Pricing Agreement and is qualified in its entirety by reference to these agreements, and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.

The Operating Partnership intends to use the net proceeds from the offering, together with cash on hand and borrowings under the unsecured revolving credit facility under which it and the Company are borrowers, to fund tender offers (collectively, the “Tender Offer”) for $218.5 million outstanding principal amount of its 5.40% Guaranteed Notes due 2014 (the “2014 Notes”) and $157.6 million outstanding principal amount of its 7.50% Guaranteed Notes due 2015 (the “2015 Notes”) and any applicable redemption of such notes, and to repay certain borrowings under its three year unsecured term loan due 2015 and its four year unsecured term loan due 2016.

Affiliates of certain of the Underwriters that hold the 2014 Notes or 2015 Notes will receive a portion of the net proceeds from the offering. Affiliates of certain of the Underwriters, and the trustee under the indenture for the Notes, are lenders and/or agents under certain term loans and the credit facility of the Company and the Operating Partnership and therefore will receive a portion of the net proceeds from the offering of the Notes. Additionally, Wells Fargo Securities, LLC is acting as the dealer manager for the Tender Offer.

The Notes will be issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”), among the Company, the Operating Partnership and The Bank of New York Mellon (formerly, The Bank of New York), as trustee. The Indenture was previously filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture was previously filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture was previously filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference.

Item 7.01	Regulation FD Disclosure

On September 8, 2014, the Company issued a press release announcing the pricing of the offering of Notes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

1.1	Underwriting Agreement, dated September 8, 2014, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Wells Fargo Securities, LLC, Barclays Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement.

1.2	Pricing Agreement, dated September 8, 2014, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Wells Fargo Securities, LLC, Barclays Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement, relating to the Notes.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated September 8, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Name: Thomas E. Wirth
Title: Executive Vice President & Chief
Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Name: Thomas E. Wirth
Title: Executive Vice President & Chief
Financial Officer

Date: September 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 8, 2014, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Wells Fargo Securities, LLC, Barclays Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement.

1.2	Pricing Agreement, dated September 8, 2014, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Wells Fargo Securities, LLC, Barclays Capital Inc., Jefferies LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named in the Pricing Agreement, relating to the Notes.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated September 8, 2014.